SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                       Date of Report: September 19, 1997
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                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1995-B
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                      (Issuer with respect to Certificates)


       New York              33-94460                13-2633612
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      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      270 Park Avenue, New York, New York               10017
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      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
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                (Registrant's telephone number, including area code)

Item 5. Other Events

     On 8/15/1997, Chase Manhattan Grantor Trust 1995-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7 (c). Exhibits
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Exhibit     Description
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  20.1 Monthly Certificateholder's statement with respect to the August 15, 1997 distribution.

                              SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE CHASE MANHATTAN BANK

                                            /s/William J. Schiralli
                                            -----------------------
                                            By: William J. Schiralli
                                            Title: Vice President


Date:  September 19, 1997

                                INDEX TO EXHIBITS
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Exhibit                 Description
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 20.1                   Certificateholder Report dated
                        8/15/1997 delivered
                        pursuant to Section 5.7 of the
                        Pooling and Servicing  Agreement
                        dated as of September 1, 1995.